================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                         INTERNATIONAL STEEL GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                        1-31926                71-0871875
(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

             4020 Kinross Lakes Parkway, Richfield, Ohio, 44286-9000 (Address of Principal Executive offices, including Zip Code)

        Registrant's telephone number, including area code: 330-659-9100

                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 31, 2005, a 280G Gross-Up Agreement was entered into between International Steel Group Inc. (NYSE: ISG) and Carlos M. Hernandez, ISG's General Counsel and Secretary.

The agreement provides that in consideration of Mr. Hernandez's continued employment with International Steel Group Inc. ("ISG") after October 24, 2004, in the event that any amount or benefit (including any cash out of stock options) that is paid or distributed to him by ISG or any affiliated company as a result or consequence of the Agreement and Plan of Merger and Reorganization among ISPAT International N.V., Park Acquisition Corp. and ISG dated as of October 24, 2004, taken together with any amounts or benefits otherwise paid or distributed to him by ISG or any affiliated company (collectively, the "Covered Payments"), are or become subject to the tax (the "Excise Tax") imposed under
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar tax that may hereafter be imposed, ISG shall pay to him at the time specified in the attached letter agreement (the "Agreement") an additional amount (the "Excise Tax Reimbursement") such that the net amount retained by him with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any federal, state and local income or employment tax and Excise Tax on the Excise Tax Reimbursement provided for by this Agreement, but before deduction for any federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

A copy of the letter agreement is attached here as Exhibit 99.1.

The information in this Form 8-K shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under The Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 1.01   Exhibits

(c) Exhibits

     99.1   280G Gross-Up Agreement dated January 31, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTERNATIONAL STEEL GROUP INC.

                                      By:     /s/ Rodney B. Mott
                                              ---------------------------
                                      Name:   Rodney B. Mott
                                      Title:  President, Chief Executive Officer
                                              and Director

Dated:  January, 31 2005

                                INDEX TO EXHIBITS

         Exhibit
         Number      Description
         -------     ------------------------------------------------
         99.1        280G Gross-Up Agreement, dated January 31, 2005.